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                                                                    EXHIBIT 10.8

             AMENDMENT TO THE ASSIGNMENT OF NET PREMIUM RECEIVABLES

         This Amendment (the "Amendment") to the Assignment of Net Premium Receivables dated as of July 1, 2003 (the "Assignment Agreement") is entered into as of September 2, 2003 (the "Amendment Effective Date") by and among Royal Indemnity Company, a Delaware property and casualty insurance company ("RIC"), Royal Surplus Lines Insurance Company, a Delaware property and casualty insurance company ("RSLIC"), Landmark American Insurance Company, an Oklahoma property and casualty insurance company ("Landmark"), and LaSalle Bank National Association, a national banking association (hereinafter referred to as "Trustee"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Assignment Agreement.

                                   WITNESSETH

         WHEREAS, RIC, RSLIC, Landmark and the Trustee desire that, as of the Amendment Effective Date, Landmark shall no longer be a party to the Assignment Agreement.

         NOW THEREFORE, RIC, RSLIC, Landmark and the Trustee, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the terms and conditions hereinafter set forth, agree as follows:

SECTION 1. AMENDMENT TO THE ASSIGNMENT AGREEMENT

         Subject to the terms and conditions set forth herein, the parties hereto agree as follows:

         (i) As of the Amendment Effective Date, Landmark shall no longer be a party to the Assignment Agreement.

SECTION 2. MISCELLANEOUS

         (i) Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or modifications of any provision of the Assignment Agreement. Except as expressly amended hereby, the Assignment Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Assignment Agreement, the terms "Assignment Agreement," "herein," "hereof," "hereinafter," "hereto" and words of similar import shall, unless the context otherwise requires, mean the Assignment Agreement as amended by the Amendment.

         (ii) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one agreement.

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                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of ROYAL INDEMNITY COMPANY, ROYAL SURPLUS LINES INSURANCE COMPANY, LANDMARK AMERICAN INSURANCE COMPANY, and LASALLE BANK NATIONAL ASSOCIATION as of the date first above written.

                                       ROYAL INDEMNITY COMPANY

                                       By:    /s/ Roderick P. Hoover, Jr.
                                              ---------------------------
                                       Name:  Roderick P. Hoover, Jr.
                                       Title: Vice President

                                       ROYAL SURPLUS LINES INSURANCE COMPANY

                                       By:    /s/ Roderick P. Hoover, Jr.
                                              ---------------------------
                                       Name:  Roderick P. Hoover, Jr.
                                       Title: Vice President

                                       LANDMARK AMERICAN
                                       INSURANCE COMPANY

                                       By:    /s/ David E. Leonard
                                              ---------------------------
                                       Name:  David E. Leonard
                                       Title: Executive Vice President

                                       LASALLE BANK NATIONAL ASSOCIATION

                                       By:    /s/ James M. Feldman
                                              ---------------------------
                                       Name:  James M. Feldman
                                       Title: GSVP

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